UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: December 15, 2020
(Date of earliest event reported)

Commission File Number	Exact Name of Registrant as specified in its charter	State or Other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number
001-12609	PG&E CORPORATION	California	94-3234914
001-02348	PACIFIC GAS AND ELECTRIC COMPANY	California	94-0742640

77 BEALE STREET	77 BEALE STREET
P.O. BOX 770000	P.O. BOX 770000
SAN FRANCISCO, California 94177	SAN FRANCISCO, California 94177
(Address of principal executive offices) (Zip Code)	(Address of principal executive offices) (Zip Code)
(415) 973-1000	(415) 973-7000
(Registrant’s telephone number, including area code)	(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	PCG	The New York Stock Exchange
Equity Units	PCGU	The New York Stock Exchange
First preferred stock, cumulative, par value $25 per share, 5% series A redeemable	PCG-PE	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 5% redeemable	PCG-PD	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 4.80% redeemable	PCG-PG	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 4.50% redeemable	PCG-PH	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 4.36% series A redeemable	PCG-PI	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 6% nonredeemable	PCG-PA	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 5.50% nonredeemable	PCG-PB	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 5% nonredeemable	PCG-PC	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	PG&E Corporation	☐
Emerging growth company	Pacific Gas and Electric Company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

PG&E Corporation	☐
Pacific Gas and Electric Company	☐

Item 8.01. Other Events

PG&E Corporation and Pacific Gas and Electric Company’s 2021 Joint Annual Meeting of Shareholders

On December 10, 2020, the Boards of Directors of PG&E Corporation and Pacific Gas and Electric Company (the “Utility”) (each a “Company” and together, the “Companies”) each set the date for the respective Company’s first annual meeting of shareholders after July 1, 2020, the effective date of their Plan of Reorganization, to be Thursday, May 20, 2021 at 10:00 am Pacific Time (the “2021 Annual Meeting”).  The Companies’ 2021 Annual Meeting will be held jointly.

Pursuant to Article I, Section 2 of each Company’s Bylaws, the deadline for shareholders to timely submit proper written notice of business to be conducted at such Company’s 2021 Annual Meeting is close of business on the tenth day following the date on which public disclosure of the date of the 2021 Annual Meeting is made or given to shareholders.  Accordingly, in order for such business to be conducted at either Company’s 2021 Annual Meeting, the shareholder must deliver proper written notice of such business to the applicable Company’s Corporate Secretary by 5:00 pm Pacific Time on Friday, December 25, 2020, and comply with the requirements of the applicable Company’s Bylaws.  Article 1, Section 2 of the Utility’s Bylaws specifies that this deadline also applies to the Utility’s shareholders’ submission of written notice of any nominees for election as director at the 2021 Annual Meeting.

Pursuant to Article I, Section 3(d) of PG&E Corporation’s Bylaws, the deadline for PG&E Corporation’s shareholders to timely submit proper written notice of any nominees for election as director at the 2021 Annual Meeting, for inclusion in PG&E Corporation’s proxy statement relating to the 2021 Annual Meeting, is the later of close of business on the date that is 180 days prior to the date of the 2021 Annual Meeting or the tenth day following the date on which the date of the 2021 Annual Meeting was publicly announced or disclosed.  Accordingly, in order for a shareholder nomination to be considered for inclusion in PG&E Corporation’s proxy statement for the 2021 Annual Meeting, the shareholder must deliver a notice of such nomination to the Company’s Corporate Secretary on or before 5:00 pm Pacific Time on Friday, December 25, 2020, and comply with the requirements of PG&E Corporation’s Bylaws.

Notices should be directed to:

Brian M. Wong
PG&E Corporation
Vice President and Corporate Secretary
77 Beale Street, 24th Floor
Mail Code B24W
San Francisco, CA 94105
E-mail: CorporateSecretary@pge.com

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

PG&E CORPORATION

Date: December 15, 2020	By:	/s/ JOHN R. SIMON
Name: John R. Simon
Title: Executive Vice President, General Counsel and Chief Ethics & Compliance Officer

PACIFIC GAS AND ELECTRIC COMPANY

Date: December 15, 2020	By:	/s/ BRIAN M. WONG
Name: Brian M. Wong
Title: Vice President, General Counsel and Corporate Secretary